UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2026

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 453-3596

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On September 9, 2026, Pyxis Oncology, Inc. (the “Company”) provided a corporate update and issued a press release announcing updated data from its ongoing global Phase 1 monotherapy study of micvotabart pelidotin (MICVO) in patients with second-line and beyond recurrent/metastatic head and neck squamous cell carcinoma. A copy of the press release is attached as Exhibit 99.1 and the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company today announced updated data from its ongoing global Phase 1 monotherapy study evaluating micvotabart pelidotin (MICVO) in patients with second-line and beyond (2L+) recurrent/metastatic head and neck squamous cell carcinoma (R/M HNSCC). The cutoff date for all data reported below is August 18, 2026.

Demographics

Table 1: Patient Demographics and Disease Characteristics – 5.4 mg/kg Dose Cap Population (N=35)

Data as of 18-Aug-2026

1. cetuximab: Eli Lilly and Company & Merck KGaA; petosemtamab: Genmab A/S; ficerafusp alpha: Bicara Therapeutics

Abbreviations: HPV: human papillomavirus; SCC: squamous cell carcinoma; EGFR: epidermal growth factor receptor; IO: immuno-oncology; ECOG: Eastern Cooperative Oncology Group; BMI: body mass index; PR: partial response; N/n: number of patients.

Efficacy Data

Table 2: Efficacy Data Summary – 5.4 mg/kg Dose Cap Efficacy-Evaluable Population (N=33)

Efficacy Measure	5.4 mg/kg Dose Cap (N=33)
Confirmed objective response rate (cORR), % (n/N)	36% (12/33)
Disease control rate (DCR), % (n/N)	94% (31/33)
Responders achieving response by the first scan at six weeks, %	75%
Responders achieving >50% tumor reduction from baseline*, %	83%
Median progression-free survival (mPFS), months, (95% CI)	6.2 (4.8 - 8.8)
12-month overall survival (OS) probability, %, (95% CI)	79% (58.1, 90.3)
Median overall survival (OS), months	NR (NR-NR)

Data as of 18-Aug-2026

*Per RECIST v1.1

Abbreviations: n/N: number of patients.

Table 3: Efficacy Data Across Key Patient Subgroups

Patient Subgroup	N	5.4 mg/kg Dose Cap Confirmed ORR, %	5.4 mg/kg Dose Cap Median PFS, months
HPV Status
HPV+ oropharyngeal	17	35%	6.2
HPV-unrelated	16	38%	5.9
Prior EGFRi
Yes	18	28%	5.0
No	15	47%	8.8
Prior Novel EGFRi*
Yes	5	40%	5.8
Prior Taxane
Yes	23	35%	6.2
No	10	40%	4.9

Data as of 18-Aug-2026

*Prior novel EGFRi subgroup is a subset of patients with prior EGFRi treatment.

Abbreviations: HPV: human papillomavirus; ORR: objective response rate; EGFRi: EGFR inhibitor; n/N: number of patients.

Safety Data

No new safety signals were observed with MICVO. The tolerability data was consistent with that of other ADCs with auristatin payloads and was generally manageable. Adverse events of interest, including peripheral neuropathy, generally occurred after patients had received evidence of benefit, and after prolonged duration of treatment.

Table 4: Safety Data Summary – 5.4 mg/kg Dose Cap Population (N=35)

TRAEs	5.4 mg/kg with Dose Cap (N=35)
Treatment duration – median days (range)	120 (21-470)
All TRAEs, n (%)	32 (91.4%)
TRAEs of CTCAE Grade ≥ 3, n (%)	19 (54.3%)
Non-Hematologic TRAEs of CTCAE Grade ≥ 3, n (%)	15 (42.9%)
Serious TRAEs, n (%)	5 (14.3%)
TRAEs leading to treatment discontinuation*, n (%)	5 (14.3%)
TRAEs leading to treatment discontinuation days, median (min-max)	162 (104-212)
TRAEs leading to dose reduction, n (%)	14 (40.0%)
Treatment related deaths (Grade 5)	0
ADC Payload TRAEs of Interest	5.4 mg/kg with Dose Cap (N=35)
	Gr1/2	Gr3
Cutaneous, n (%)	17 (48.6%)	2 (5.7%)
Peripheral Neuropathy, n (%)	14 (40.0%)	6 (17.1%)
Peripheral Neuropathy days to onset, median (min-max)	82 (3-157)	166 (85-197)
Ocular, n (%)	10 (28.6%)	2 (5.7%)
Pneumonitis, n (%)	4 (11.4%)	0

Data as of 18-Aug-2026

*TRAEs leading to discontinuation, N=1 Ocular, N=1 Muscle Weakness, N=3 Peripheral Neuropathy

Abbreviations: ADC: antibody-drug conjugate; TRAE: treatment-related adverse event; CTCAE: Common Terminology Criteria for Adverse Events; Gr: grade; N: number of patients.

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this Form 8-K, including without limitation statements regarding the Company’s plans to develop, manufacture and commercialize its product candidate, including micvotabart pelidotin (‘MICVO’); preliminary data, timing and progress of the Company’s ongoing clinical trials; the expected results of the Company’s clinical trials; the ability of preliminary, initial and topline clinical data to de-risk MICVO and be confirmed with clinical trial progression, including the safety, tolerability, and potential efficacy of MICVO; the potential differentiation, advantage or effectiveness of MICVO compared to other approved products or products in development; the dosage and treatment potential of MICVO; the size and future of the market; the plans and objectives of management, and the future results of operations and financial position of the Company, are forward-looking statements. These statements are neither promises nor guarantees, but are statements that involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks inherent in drug research and development, the Company’s projected cash runway and potential needs for additional funding; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in or failure to obtain regulatory approvals; the Company’s reliance on third parties and collaborators to conduct clinical trials, manufacture its product candidate, and develop and commercialize its product candidate; and the Company’s ability to compete successfully against other drug candidate. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated September 9, 2026.
99.2	Presentation dated September 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	September 09, 2026	By:	/s/ Jitendra Wadhane
Jitendra Wadhane Principal Financial and Accounting Officer